UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2021

DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2009

Annual Report to Shareholders

DWS Climate Change Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

18 Portfolio Summary

20 Investment Portfolio

24 Financial Statements

28 Financial Highlights

32 Notes to Financial Statements

41 Report of Independent Registered Public Accounting Firm

42 Tax Information

43 Summary of Management Fee Evaluation by Independent Fee Consultant

48 Summary of Administrative Fee Evaluation by Independent Fee Consultant

49 Board Members and Officers

53 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities, particularly in emerging markets, presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Stocks of small-cap companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and more abrupt market movements. Additionally, the fund concentrates its investments in climate change-related companies, increasing its vulnerability to industry risks and regulatory developments. All of these factors may result in greater share price volatiltiy. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2009

Classes A, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 are 2.34%, 3.08% and 1.98% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/09
DWS Climate Change Fund	1-Year	Life of Fund*
Class A	-40.07%	-23.92%
Class C	-40.56%	-24.53%
Institutional Class	-39.88%	-23.74%
MSCI World Index+	-34.83%	-22.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.
Net Asset Value Information and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 5/31/09	$ 6.19	$ 6.14	$ 6.19
5/31/08	$ 10.39	$ 10.33	$ 10.40
Distribution Information: Twelve Months as of 5/31/09: Income Dividends	$ .03	$ —	$ .05
Capital Gain Distributions	$ .0003	$ .0003	$ .0003
Class A Lipper Rankings — Global Multi-Cap Growth Funds Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	84	of	99	84

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Climate Change Fund — Class A [] MSCI World Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/09
DWS Climate Change Fund		1-Year	Life of Class*
Class A	Growth of $10,000	$5,648	$5,872
	Average annual total return	-43.52%	-26.48%
Class C	Growth of $10,000	$5,944	$6,145
	Average annual total return	-40.56%	-24.53%
MSCI World Index+	Growth of $10,000	$6,517	$6,474
	Average annual total return	-34.83%	-22.00%

The growth of $10,000 is cumulative.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.
+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Climate Change Fund — Institutional Class [] MSCI World Index+

Comparative Results as of 5/31/09
DWS Climate Change Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$601,200	$625,700
	Average annual total return	-39.88%	-23.74%
MSCI World Index+	Growth of $1,000,000	$651,700	$647,400
	Average annual total return	-34.83%	-22.00%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.
+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 is 2.11% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 5/31/09
DWS Climate Change Fund	1-Year	Life of Fund*
Class S	-39.94%	-23.74%
MSCI World Index+	-34.83%	-22.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/09	$ 6.20
5/31/08	$ 10.41
Distribution Information: Twelve Months as of 5/31/09: Income Dividends	$ .05
Capital Gain Distributions	$ .0003
Class S Lipper Rankings — Global Multi-Cap Growth Funds Category as of 5/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	82	of	99	82

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Climate Change Fund — Class S [] MSCI World Index+

Comparative Results as of 5/31/09
DWS Climate Change Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$6,006	$6,257
	Average annual total return	-39.94%	-23.74%
MSCI World Index+	Growth of $10,000	$6,517	$6,474
	Average annual total return	-34.83%	-22.00%

The growth of $10,000 is cumulative.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.
+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2008 to May 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2009
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,202.00	$ 1,196.90	$ 1,204.70	$ 1,204.70
Expenses Paid per $1,000*	$ 9.61	$ 13.69	$ 8.24	$ 8.24
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/09	$ 1,016.21	$ 1,012.47	$ 1,017.45	$ 1,017.45
Expenses Paid per $1,000*	$ 8.80	$ 12.54	$ 7.54	$ 7.54
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Climate Change Fund	1.75%	2.50%	1.50%	1.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Climate Change Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management International GmbH ("DeAMi"); a US registered investment advisor, is the subadvisor for the fund. DeAMi renders investment advisory and management services to the fund. DeAMi provides a full range of investment advisory services to institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG.

Portfolio Manager

Nicolas Huber

Portfolio Manager

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The total return of the fund's Class A shares for the 12-month period ended May 31, 2009, was -40.07%. The fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, returned -34.83% during the same interval.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and for more complete performance information.)

The global markets experienced an exceptionally high level of volatility during the past year. For the majority of the annual period, investors remained very risk-averse due to an environment characterized by the evaporation of credit, the failures of numerous large banks, and a sharp slowdown in economic growth. For several reasons, this proved to be a challenging investment backdrop for the fund. First, our investment universe is "higher-beta," meaning that it is more volatile than the overall market. As would be expected, this was a negative during the downturn that spanned the first three-quarters of the reporting period. Second, the types of stocks we hold are generally concentrated in the industrials sector, which underperformed the broader market due to its higher level of economic sensitivity. And third, solar-related stocks tend to be very dependent on credit, meaning that the global credit crisis took a significant toll on companies in this sector. Taken together, these factors contributed to the fund's underperformance relative to the broader market during the past 12 months.

While the fund produced a negative return for the full year, the final three months of the period were exceptionally positive. During this time, the aggressive stimulus efforts by the world's governments and central banks led to hopes that the worst of the economic downturn had passed. The result was a rapid increase in investors' risk appetites and outperformance for the types of higher-beta stocks that had lagged previously. This turnaround helped the fund to recover to close well off of its lows, but it nonetheless finished the year significantly in the red.

Positive Contributors to Fund Performance

The fund seeks to invest in industries and companies that are involved in both the mitigation of, and adaptation to, climate change. In mitigation, we look at companies in the energy efficiency and clean technology fields. In adaptation, we search for companies that help address the effects of climate change. Our weightings by theme on May 31, 2009 were clean technology 47%, energy efficiency 28%, adaptation 22% and cash 3%.

While the vast majority of clean technology companies performed poorly during the past year, many have started to recover since the passing of the Economic Recovery Act. The fund's leading contributor was American Superconductor Corp., a maker of smart electricity grids whose shares soared once it became evident that the US stimulus plan would include substantial investment in the power grid. Our position in the utility FPL Group, Inc.* also added to returns, as the government's tax incentives for producing electricity via wind power led to a windfall in excess of $500 million for the company. Also making positive contributions was Rayonier, Inc., a forest products company that was helped both by its defensive consumer business and its ability to benefit from potential cap-and-trade legislation.

The fund's top performers in the energy efficiency segment were United Technologies Corp. and Siemens AG. Both are the types of large-cap, cash-rich companies that outperformed at a time in which investors favored more defensive stocks. We also added value through a position in Johnson Controls, Inc., which makes interior systems and lithium batteries for hybrid vehicles. As such, the company has been a prime beneficiary of the soaring sales of hybrids during the past year.

The fund's leading performers in adaptation were stocks that we added later in the period, meaning that we missed more of the downturn that occurred through the first nine months of the fund's fiscal year. Notable winners included the agricultural-related stocks K+S AG and Potash Corp. of Saskatchewan, Inc. We see agriculture as an opportunity given that the rising world population inevitably will require increased food production. When these stocks fell sharply in 2008 along with the broader commodity sector, we saw value due to the simple fact that people still need to eat regardless of the health of the global economy. Other winners within adaptation included infrastructure stocks that were boosted by global stimulus plans, including Tetra Tech, Inc. and Shaw Group, Inc.

An additional positive factor in performance was the fact that the fund had no exposure to the financial sector, which underperformed sharply amid the banking and credit crisis of the past year.

Negative Contributors to Fund Performance

Within the clean technology segment of the portfolio, the most significant underperformers were our solar- and wind-related investments. This sector was particularly hard hit by the credit crisis, leading to underperformance for the solar stocks Q-Cells SE, LDK Solar Co., Ltd.* and SunPower Corp.; the Spanish wind turbine manufacturer Gamesa Corp. Tecnologica SA; and Tanfield Group PLC,* a UK-based maker of electric vehicles. While many of the fund's largest underperformers in this area were solar-related companies, we remain optimistic that the solar sector will continue to grow significantly over the next few years as more utilities look to solar power to generate electricity. With less than 1% of the grid currently powered by solar power, huge growth could occur once solar power reaches grid-parity, i.e., when prices can compete with oil and gas without subsidies. We believe this may happen within the next few years.

In the energy efficiency segment, many of our holdings were hurt by their placement within the underperforming industrials sector. The leading detractors in this group were ABB Ltd., SIG PLC and Valmont Industries, Inc.* All of these stocks were pressured by the fact that reduced credit availability and slowdown in economic activity led to a decline in orders.

Similarly, the notable laggards within adaptation were stocks with a higher degree of economic sensitivity. Key examples were the French company Veolia Environnement,* which was hurt by the underperformance of infrastructure-related companies through the first three-quarters of the reporting period, and the environmental consulting firm RPS Group PLC, which was a victim of corporations' need to cut costs.

Outlook and Positioning

While we hold a cautious outlook on the global economy, we remain bullish on the potential investment opportunities for our fund. The recent economic crisis has not inflicted long-term damage on the climate change theme; in fact, we believe the underlying trends are only growing more positive. Specifically, we are seeing greater political support worldwide, increasingly innovative technologies, a shift to green products by consumers and a greater focus on energy costs following the spike in oil prices during 2008.

Of these, the political support is proving to be the most important factor. Government initiatives in favor of renewable energy are expanding rapidly across the globe. Recently, Germany, France and Spain all extended subsidies for renewable energy. In Asia, China approved incentives for the production of solar power, while Japan embraced feed-in-tariffs (an incentive structure to encourage the adoption of renewable energy through government legislation). Most important for the climate change investment theme in the long term, the United States — which has been a laggard in green initiatives in recent years — appears likely to expand its efforts considerably. For instance, last autumn's stimulus bill included tax credits for investment in, and the production of, solar and wind energy. Further, the new CAFE (corporate average fuel economy standard) will increase to 35 miles per gallon in 2016, compared with 25 mpg today — an increase of about 5% per year. The United States is also pushing for a reduction of greenhouse emissions by 80% from 1990 levels by 2050 — a source of demand for clean technologies. In addition, the passage of "cap-and-trade" legislation — through which companies whose emissions come in below a certain level can sell credits to those whose emissions are above that level — would be a distinct positive for many companies with exposure to the climate change theme.

We are also encouraged that this positive fundamental backdrop is, in our view, not fully reflected in valuations. At the end of 2007, the fund's investment universe — which is made up of all the companies in the global markets that generate at least 50% of their revenues from business related to climate change — traded at a price-to-earnings (P/E) ratio of 23. (A price-to-earnings (P/E) ratio compares a company's current share price with its per-share earnings.) In comparison, the broader market (as represented by the MSCI World Index) traded at a P/E of between 15 and 16. This premium has evaporated as a result of the credit crisis, as both our universe and the broader world markets traded at a P/E of 13 as of the end of May. However, given the opportunities available within our universe, we believe that a premium should in fact exist. The upshot, in our view, is that stocks related to climate change are potentially more attractively valued than at any point since the fund opened in the autumn of 2007.

In combination, we believe these factors provide a positive backdrop for the fund. At present, renewable energy accounts for only 5% of world energy usage. As this usage grows and fossil fuels gradually deplete, the world will need to invest in alternative energy sources. Over the next 40 years, in fact, it is estimated that $45 trillion will be spent worldwide on alternative energy. We believe our combination of top-down and bottom-up analysis will help us identify investment opportunities in this area in the years ahead.

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
* Not held in the portfolio as of May 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/09	5/31/08

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	5/31/09	5/31/08

United States	44%	37%
Germany	14%	16%
China	6%	3%
Canada	6%	1%
France	6%	11%
United Kingdom	4%	6%
Spain	4%	9%
Switzerland	4%	4%
Denmark	2%	2%
Austria	2%	3%
Norway	2%	—
Netherlands	1%	2%
Other	5%	6%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	5/31/09	5/31/08

Industrials	60%	63%
Materials	15%	7%
Utilities	11%	14%
Information Technology	6%	7%
Financials	2%	2%
Consumer Staples	2%	—
Consumer Discretionary	2%	6%
Energy	2%	1%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2009 (21.7% of Net Assets)	Country	Percent
1. Solarworld AG Develops and produces solar technologies	Germany	2.9%
2. Itron, Inc. Manufacturer of meter reading instruments for utilities	United States	2.6%
3. Suntech Power Holdings Co., Ltd. Designs, develops, manufactures and markets a variety of photovoltaic cells and modules	China	2.3%
4. Tetra Tech, Inc. Provider of management consulting and technical services	United States	2.2%
5. First Solar, Inc. Designs and manufactures solar modules	United States	2.0%
6. ABB Ltd. Manufacturer of equipment and provider of services to the oil and gas petrochemicals industries	Switzerland	2.0%
7. Yingli Green Energy Holding Co., Ltd. Manufactures and sells photovoltaic modules	China	2.0%
8. SunPower Corp. An integrated solar products and services company	United States	1.9%
9. Vestas Wind Systems AS Develops, manufactures and markets wind turbines that generate electricity	Denmark	1.9%
10. Linde AG Produces and supplies industrial gases	Germany	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2009

	Shares	Value ($)

Common Stocks 95.9%
Austria 2.1%
Andritz AG	8,697	354,598
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) "A"	21,376	1,158,019
(Cost $2,368,689)		1,512,617
Belgium 0.8%
Umicore (Cost $447,787)	23,481	566,962
Canada 5.8%
Agrium, Inc.	19,600	957,065
Canadian Hydro Developers, Inc.*	210,258	595,097
Canadian National Railway Co.	15,454	665,155
Potash Corp. of Saskatchewan, Inc.	7,450	863,008
Viterra, Inc.*	138,440	1,172,952
(Cost $4,737,926)		4,253,277
Cayman Islands 0.5%
Fresh Del Monte Produce, Inc.* (Cost $378,271)	22,400	397,376
Chile 0.3%
Sociedad Quimica y Minera de Chile SA (ADR) (Cost $249,675)	6,900	250,884
China 5.9%
BYD Co., Ltd. "H"*	66,000	262,159
Canadian Solar, Inc.*	35,700	472,311
Suntech Power Holdings Co., Ltd. (ADR)*	101,544	1,659,229
Trina Solar Ltd. (ADR)*	20,800	515,216
Yingli Green Energy Holding Co., Ltd. (ADR)*	112,878	1,444,838
(Cost $3,769,994)		4,353,753
Denmark 2.3%
Rockwool International AS "B"	4,000	315,232
Vestas Wind Systems AS*	19,210	1,405,718
(Cost $1,273,557)		1,720,950
France 5.6%
Alstom SA	20,639	1,311,037
Compagnie de Saint-Gobain	22,200	810,061
Nexans SA	15,260	845,413
Saft Groupe SA	20,170	846,050
Schneider Electric SA	4,408	331,618
(Cost $4,485,474)		4,144,179
Germany 13.4%
BASF SE	20,000	844,596
E.ON AG	21,200	749,575
K+S AG	12,262	913,032
Linde AG	16,500	1,378,338
Q-Cells SE*	15,765	398,101
SGL Carbon SE*	30,585	902,789
Siemens AG (Registered)	18,281	1,335,220
SMA Solar Technology AG*	7,630	615,724
Solarworld AG	68,986	2,158,214
Vossloh AG	5,272	587,342
(Cost $7,773,482)		9,882,931
Greece 0.5%
Terna Energy SA (Cost $601,962)	51,176	362,389
Ireland 0.8%
Kingspan Group PLC (Cost $586,374)	89,935	590,104
Netherlands 1.3%
Ballast Nedam NV (CVA)	20,758	477,911
Imtech NV	14,700	294,287
Koninklijke Boskalis Westminster NV	5,877	146,659
(Cost $1,380,844)		918,857
Norway 1.9%
Renewable Energy Corp. AS*	29,808	322,970
Yara International ASA	31,950	1,053,230
(Cost $1,026,546)		1,376,200
Portugal 1.3%
EDP — Energias de Portugal SA (Cost $1,250,031)	227,529	914,749
Spain 3.5%
Acciona SA	3,736	489,724
EDP Renovaveis SA*	57,000	604,577
Gamesa Corp. Tecnologica SA	40,325	907,917
Iberdrola Renovables*	117,200	580,996
(Cost $2,534,652)		2,583,214
Switzerland 3.4%
ABB Ltd. (Registered)	88,440	1,457,607
BKW FMB Energie AG	7,436	549,731
Sulzer AG (Registered)	7,529	508,203
(Cost $2,921,287)		2,515,541
United Kingdom 4.0%
AMEC PLC	35,500	388,264
Johnson Matthey PLC	24,000	469,619
PV Crystalox Solar PLC	139,795	178,969
Rotork PLC	24,473	339,056
RPS Group PLC	208,477	639,109
SIG PLC	292,027	553,912
The Weir Group PLC	42,441	354,403
(Cost $4,699,551)		2,923,332
United States 42.5%
Air Products & Chemicals, Inc.	6,050	391,919
Altair Nanotechnologies, Inc.*	58,429	59,598
American Superconductor Corp.*	35,616	992,974
BorgWarner, Inc.	16,500	532,125
Calgon Carbon Corp.*	40,330	465,005
CLARCOR, Inc.	15,502	444,287
Comverge, Inc.*	15,000	153,000
Cooper Industries Ltd. "A"	15,361	504,148
Covanta Holding Corp.*	65,968	996,776
Cree, Inc.*	13,807	420,147
Cummins, Inc.	23,900	775,077
Donaldson Co., Inc.	9,893	333,295
Emerson Electric Co.	29,236	938,183
Ener1, Inc.*	21,400	143,380
Energy Recovery, Inc.*	74,990	598,420
EnerNOC, Inc.*	15,000	357,300
ESCO Technologies, Inc.*	10,540	428,135
Fairchild Semiconductor International, Inc.*	42,000	296,520
First Solar, Inc.*	7,809	1,483,710
Fluor Corp.	11,858	557,089
FMC Corp.	3,550	192,943
Fuel Tech, Inc.*	19,100	186,416
FuelCell Energy, Inc.*	59,997	202,790
General Cable Corp.*	18,600	711,264
General Electric Co.	74,350	1,002,238
Intrepid Potash, Inc.*	7,400	241,240
ITC Holdings Corp.	19,456	834,468
Itron, Inc.*	33,100	1,931,054
ITT Corp.	7,200	296,496
Jacobs Engineering Group, Inc.*	6,250	268,125
Johnson Controls, Inc.	32,654	650,794
Kaydon Corp.	12,864	442,522
Layne Christensen Co.*	15,550	332,459
Maxwell Technologies, Inc.*	33,000	374,880
Monsanto Co.	12,380	1,017,017
Northwest Pipe Co.*	14,700	573,006
Ormat Technologies, Inc.	11,000	438,790
PG&E Corp.	7,840	287,806
Plum Creek Timber Co., Inc. (REIT)	28,538	988,842
Power Integrations, Inc.	32,265	711,766
Quanta Services, Inc.*	23,500	536,035
Rayonier, Inc. (REIT)	17,721	708,840
Schlumberger Ltd.	11,300	646,699
Shaw Group, Inc.*	24,491	666,155
SunPower Corp. "B"*	55,600	1,430,032
Tetra Tech, Inc.*	63,373	1,626,785
The Mosaic Co.	20,700	1,132,290
United Technologies Corp.	25,908	1,363,020
Waste Management, Inc.	21,000	579,390
(Cost $32,764,225)		31,245,250
Total Common Stocks (Cost $73,250,327)		70,512,565

Cash Equivalents 2.2%
Cash Management QP Trust, 0.39% (a) (Cost $1,640,046)	1,640,046	1,640,046
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $74,890,373)+	98.1	72,152,611
Other Assets and Liabilities, Net	1.9	1,388,970
Net Assets	100.0	73,541,581
* Non-income producing security
+ The cost for federal income tax purposes was $82,817,505. At May 31, 2009, net unrealized depreciation for all securities based on tax cost was $10,664,894. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,654,156 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,319,050.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

REIT: Real Estate Investment Trust

At May 31, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
DAX Index	6/19/2009	44	7,440,690	7,675,822	(235,132)

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 40,238,381	$ (235,132)
Level 2	31,914,230	—
Level 3	—	—
Total	$ 72,152,611	$ (235,132)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2009
Assets
Investments: Investments in securities, at value (cost $73,250,327)	$ 70,512,565
Investment in Cash Management QP Trust (cost $1,640,046)	1,640,046
Total investments, at value (cost $74,890,373)	72,152,611
Foreign currency, at value (cost $563,218)	583,598
Deposit with broker for open futures contracts	628,092
Receivable for investments sold	1,503,709
Receivable for Fund shares sold	299,217
Dividends receivable	104,549
Interest receivable	817
Receivable for variation margin on open futures contracts	98,417
Foreign taxes recoverable	75,414
Due from Advisor	8,325
Other assets	27,091
Total assets	75,481,840
Liabilities
Payable for investments purchased	1,667,123
Payable for Fund shares redeemed	128,712
Accrued management fee	46,338
Other accrued expenses and payables	98,086
Total liabilities	1,940,259
Net assets, at value	$ 73,541,581
Net Assets Consist of
Undistributed net investment income	28,049
Net unrealized appreciation (depreciation) on: Investments	(2,737,762)
Futures	(235,132)
Foreign currency	51,193
Accumulated net realized gain (loss)	(46,620,930)
Paid-in capital	123,056,163
Net assets, at value	$ 73,541,581

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($35,686,885 ÷ 5,767,272 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.19
Maximum offering price per share (100 ÷ 94.25 of $6.19)	$ 6.57

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,509,578 ÷ 2,688,408 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 6.14
Class S Net Asset Value, offering and redemption price(a) per share ($19,888,017 ÷ 3,209,240 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.20
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,457,101 ÷ 235,208 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.19
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $138,068)	$ 1,447,083
Interest	8,170
Interest — Cash Management QP Trust	109,592
Total Income	1,564,845
Expenses: Management fee	777,839
Administration fee	77,784
Services to shareholders	217,198
Distribution and service fees	280,658
Professional fees	109,729
Custodian fee	38,386
Trustees' fees and expenses	5,702
Reports to shareholders	90,949
Offering expense	33,263
Registration fees	75,605
Other	17,224
Total expenses before expense reductions	1,724,337
Expense reductions	(267,338)
Total expenses after expense reductions	1,456,999
Net investment income (loss)	107,846
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(43,468,049)
Futures	(479,435)
Foreign currency	(52,959)
(44,000,443)
Change in net unrealized appreciation (depreciation) on: Investments	(7,549,433)
Futures	(235,132)
Foreign currency	44,635
(7,739,930)
Net gain (loss)	(51,740,373)
Net increase (decrease) in net assets resulting from operations	$ (51,632,527)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended May 31, 2009	Period Ended May 31, 2008*
Operations: Net investment income (loss)	$ 107,846	$ 214,488
Net realized gain (loss)	(44,000,443)	(2,781,445)
Change in net unrealized appreciation (depreciation)	(7,739,930)	4,818,229
Net increase (decrease) in net assets resulting from operations	(51,632,527)	2,251,272
Distributions to shareholders from: Net investment income:
Class A	(185,818)	—
Class S	(81,350)	—
Institutional Class	(15,558)	—
Net realized gains:
Class A	(1,775)	(12,108)
Class C	(868)	(6,646)
Class S	(536)	(6,549)
Institutional Class	(103)	(1,245)
Total distributions	(286,008)	(26,548)
Fund share transactions: Proceeds from shares sold	57,350,509	122,645,650
Reinvestment of distributions	229,048	19,150
Cost of shares redeemed	(45,089,738)	(16,928,850)
Redemption fees	4,568	5,055
Net increase (decrease) in net assets from Fund share transactions	12,494,387	105,741,005
Increase (decrease) in net assets	(39,424,148)	107,965,729
Net assets at beginning of period	112,965,729	5,000,000**
Net assets at end of period (including undistributed net investment income of $28,049 and $282,253, respectively)	$ 73,541,581	$ 112,965,729
* For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
** Initial capital at September 6, 2007.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.39	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.05
Net realized and unrealized gain (loss)	(4.19)	.35
Total from investment operations	(4.17)	.40
Less distributions from: Net investment income	(.03)	—
Net realized gains	(.00)***	(.01)
Total distributions	(.03)	(.01)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 6.19	$ 10.39
Total Return (%)[c,d]	(40.07)	3.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	59
Ratio of expenses before expense reductions (%)	2.08	2.38*
Ratio of expenses after expense reductions (%)	1.75	1.75*
Ratio of net investment income (loss) (%)	.26	.74*
Portfolio turnover rate (%)	166	63**
[a] For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended May 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.33	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.00)***
Net realized and unrealized gain (loss)	(4.16)	.34
Total from investment operations	(4.19)	.34
Less distributions from: Net realized gains	(.00)***	(.01)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 6.14	$ 10.33
Total Return (%)[c,d]	(40.56)	3.37**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	28
Ratio of expenses before expense reductions (%)	2.88	3.22*
Ratio of expenses after expense reductions (%)	2.50	2.50*
Ratio of net investment income (loss) (%)	(.49)	(.01)*
Portfolio turnover rate (%)	166	63**
[a] For the period from September 6, 2007 (commencement of operations) to May  31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended May 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.41	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.07
Net realized and unrealized gain (loss)	(4.20)	.35
Total from investment operations	(4.16)	.42
Less distributions from: Net investment income	(.05)	—
Net realized gains	(.00)***	(.01)
Total distributions	(.05)	(.01)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 6.20	$ 10.41
Total Return (%)[c]	(39.94)	4.17**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	14
Ratio of expenses before expense reductions (%)	1.89	2.25*
Ratio of expenses after expense reductions (%)	1.50	1.50*
Ratio of net investment income (loss) (%)	.51	.99*
Portfolio turnover rate (%)	166	63**
[a] For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.40	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.07
Net realized and unrealized gain (loss)	(4.18)	.34
Total from investment operations	(4.16)	.41
Less distributions from: Net investment income	(.05)	—
Net realized gains	(.00)***	(.01)
Total distributions	(.05)	(.01)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 6.19	$ 10.40
Total Return (%)[c]	(39.88)	4.07**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	12
Ratio of expenses before expense reductions (%)	1.64	2.12*
Ratio of expenses after expense reductions (%)	1.50	1.50*
Ratio of net investment income (loss) (%)	.51	.99*
Portfolio turnover rate (%)	166	63**
[a] For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Climate Change Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities," effective at the beginning of the Fund's fiscal year. FAS 161 requires enhanced disclosure about the Fund's derivative and hedging activities. The disclosure below includes additional information as a result of implementing FAS 161.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund is subject to equity risk. The Fund may enter into futures contracts to hedge against anticipated equity market changes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

A summary of the open futures contracts as of May 31, 2009 is included at the end of the Fund's Investment Portfolio. The volume indicated is indicative of the volume throughout the year.

At May 31, 2009, the Fund had the following derivatives (not designated as hedges under Statement of Financial Accounting Standards No. 133), grouped into appropriate risk categories that illustrate how and why the Fund uses derivative instruments:

Liability Derivatives	Futures Contracts
Equity Contracts (a)	$ (235,132)

The above contracts are located in the following Statement of Assets and Liabilities accounts:

(a) Receivable for variation margin on open futures contracts*
* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund's Investment Portfolio.

Transactions in derivative instruments during the year ended May 31, 2009, were as follows:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ (479,435)

The above contracts are located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (235,132)

The above contracts are located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At May 31, 2009 the Fund had a net tax basis capital loss carryforward of approximately $17,812,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2017, whichever occurs first.

In addition, from November 1, 2008 through May 31, 2009, the Fund incurred approximately $20,881,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2010.

The Fund has reviewed the tax position for the two open tax years as of May 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$ (17,812,000)
Net unrealized appreciation (depreciation) on investments	$ (10,664,894)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended May 31, 2009	Period Ended May 31, 2008
Distributions from ordinary income*	$ 286,008	$ 26,548
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and were amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $137,937,379 and $123,888,605, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee at an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from June 1, 2008 to September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.50%

Accordingly, for the year ended May 31, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $82,513 and the amount charged aggregated $695,326, which was equivalent to an annual effective rate of 0.89% of the Fund's average daily net assets.

In addition, for the year ended May 31, 2009, the Advisor reimbursed the Fund $18,626 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets computed and accrued daily and payable monthly. For the year ended May 31, 2009, the Administration Fee was $77,784, of which $5,924 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2009
Class A	$ 78,255	$ 78,255	$ —
Class C	40,427	40,427	—
Class S	26,158	26,158	—
Institutional Class	1,024	925	99
	$ 145,864	$ 145,765	$ 99

Distribution and Service Agreement. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of the Class C shares of the Fund. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2009
Class C	$ 142,261	$ 10,042

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at May 31, 2009	Annual Effective Rate
Class A	$ 90,976	$ 9,297	$ 6,037.20%
Class C	47,421	11,137	6,335.19%
	$ 138,397	$ 20,434	$ 12,372

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2009 aggregated $45,768.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2009, the CDSC for Class C shares aggregated $25,275. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended May 31, 2009, DIDI received $4,593 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $34,259, of which $7,601 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2009		Period Ended May 31, 2008*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,341,422	$ 24,961,655	6,022,176	$ 60,621,674
Class C	1,158,775	8,432,842	2,825,630	28,375,100
Class S	3,422,547	23,652,256	1,936,234	19,790,687
Institutional Class	51,293	303,756	1,382,684	13,858,189
		$ 57,350,509		$ 122,645,650
Shares issued to shareholders in reinvestment of distributions
Class A	28,766	$ 155,337	929	$ 9,593
Class C	116	625	371	3,823
Class S	11,200	60,479	467	4,824
Institutional Class	2,335	12,607	89	910
		$ 229,048		$ 19,150
Shares redeemed
Class A	(3,240,683)	$ (20,204,142)	(510,338)	$ (4,923,583)
Class C	(1,197,794)	(6,768,361)	(223,690)	(2,155,671)
Class S	(1,616,736)	(10,368,127)	(669,472)	(6,310,073)
Institutional Class	(943,399)	(7,749,108)	(382,794)	(3,539,523)
		$ (45,089,738)		$ (16,928,850)
Redemption fees		$ 4,568		$ 5,055
Net increase (decrease)
Class A	129,505	$ 4,916,767	5,512,767	$ 55,709,927
Class C	(38,903)	1,665,111	2,602,311	26,225,656
Class S	1,817,011	13,345,254	1,267,229	13,485,592
Institutional Class	(889,771)	(7,432,745)	999,979	10,319,830
		$ 12,494,387		$ 105,741,005
Initial capital
Class A	—	$ —	125,000	$ 1,250,000
Class C	—	—	125,000	1,250,000
Class S	—	—	125,000	1,250,000
Institutional Class	—	—	125,000	1,250,000
		$ —		$ 5,000,000
* For the period from September 6, 2007 (commencement of operations) to May 31, 2008.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS Climate Change Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Climate Change Fund (the "Fund") at May 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 20, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended May 31, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $1,744,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	129
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	129
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	129
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		129
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	129
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	129
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	129
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	129
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		129
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	129
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	129
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	132
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; relocated to Germany in July 2009 as Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
129
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
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Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	WRMAX	WRMCX	WRMSX	WRMIX
CUSIP Number	23337G 860	23337G 852	23337G 845	23337G 837
Fund Number	446	746	2046	1446

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ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2009, DWS Climate Change Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CLIMATE CHANGE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$50,300	$0	$0	$0
2008	$40,000	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$19,000	$0
2008	$21,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$19,000	$0	$19,000
2008	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Climate Change Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Climate Change Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2009